UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 7, 2008 (November 7, 2008)

Pennsylvania Commerce Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-50961	25-1834776
(State or other jurisdiction ofincorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 Paxton Street, Harrisburg, Pennsylvania		17111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 800-653-6104

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On November 7, 2008, Pennsylvania Commerce Bancorp, Inc. issued a press release announcing that the Pennsylvania Department of Banking approved the application of Commerce Bank/Harrisburg, N.A., the bank subsidiary of the registrant, to convert from a national bank charter to a state bank charter.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits

(d)           The following exhibit is filed herewith.

99.1           Press release issued on November 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2008	PENNSYLVANIA COMMERCE BANCORP, INC. (Registrant)
By: /s/ Mark A. Zody Mark A. Zody, Chief Financial Officer

EXHIBIT INDEX

99.1           Press release issued on November 7, 2008.